Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Teladoc, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Gorevic, President and Chief Executive Officer of the Company, certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 27, 2016

/s/ JASON GOREVIC
Jason Gorevic
President and Chief Executive Officer